iShares®

iShares Trust

Supplement dated January 8, 2009

to the Prospectus and Statement of Additional Information (“SAI”),

each dated December 1, 2008

for the iShares MSCI Kokusai Index Fund (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and SAI.

A voluntary waiver of the Fund’s standard creation transaction fee was effective through December 31, 2008. This waiver has not been extended beyond that date, and is no longer in effect. Accordingly, the Fund has made the following changes to the disclosure in its Prospectus and SAI:

Effective immediately, the following sentence is deleted from page 16, after the table in the Transaction Fees paragraph of the Shareholder Information section of the Prospectus:

“Effective for orders received after the Closing Time on June 30, 2008 through the Closing Time on December 31, 2008, the Fund’s standard creation transaction fee will be waived on all orders to purchase Creation Units of the Fund.”

In addition, effective immediately, the following sentence is deleted from page 33, after the table in the Creation Transaction Fee paragraph of the Creations and Redemptions of Creation Units section of the SAI:

“Effective for orders received after the Closing Time on June 30, 2008 through the Closing Time on December 31, 2008, the Fund’s standard creation transaction fee will be waived on all orders to purchase Creation Units of the Fund.”

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

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